CONSECO FUND GROUP

CONSECO SCIENCE & TECHNOLOGY FUND                                CONSECO 20 FUND
CONSECO EQUITY FUND                                       CONSECO LARGE-CAP FUND
CONSECO BALANCED FUND                        CONSECO CONVERTIBLE SECURITIES FUND
CONSECO HIGH YIELD FUND                                CONSECO FIXED INCOME FUND

                       SUPPLEMENT DATED DECEMBER 18, 2002
                       to the Prospectus dated May 1, 2002

         THE FOLLOWING REPLACES THE FIRST PARAGRAPH ON PAGE 26 IN ITS ENTIRETY:

INVESTMENT ADVISER AND SUB-ADVISERS

Conseco Capital Management, Inc. ("CCM" or the "Adviser"), the Funds' Investment Adviser, is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. CCM is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly held financial services company (OTCBB: CNCE) that provides investment, lending, and insurance products to more than 12 million customers. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco Fund Group are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the Investment Adviser of Conseco Fund Group. CCM manages investments for Conseco, Inc., Conseco Fund Group and other affiliated mutual funds, as well as endowments, corporate and government pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of September 30, 2002, CCM managed more than $27 billion in assets.

                      SUPPLEMENT DATED DECEMBER 18, 2002 to
            the Statement of Additional Information dated May 1, 2002

THE FOLLOWING REPLACES THE SIXTH PARAGRAPH ON PAGE 44 IN THE SECTION "MANAGEMENT
- THE ADVISER" IN ITS ENTIRETY:

The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco Fund Group are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the Investment Adviser of Conseco Fund Group. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages other registered investment companies and manages the invested assets of

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Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages endowments, corporate and government pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of September 30, 2002, the Adviser managed in excess of $27 billion in assets.